UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22369

Western Asset Mortgage Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2012

ITEM 1.                 SCHEDULE OF INVESTMENTS.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Mortgage-Backed Securities — 13.5%
Bayview Commercial Asset Trust, 2004-3 A1	0.587%	1/25/35	$725,526	$626,055	(a)(b)
Bayview Commercial Asset Trust, 2007-1 B1	0.887%	3/25/37	894,938	41,314	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.507%	10/25/35	1,826,380	1,338,709	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-2A A1	0.397%	5/25/36	2,772,946	2,116,354	(a)(b)
Countrywide Alternative Loan Trust, 2005-27 2A1	1.498%	8/25/35	4,129,935	2,778,833	(b)
Countrywide Alternative Loan Trust, 2005-27 2A3	1.708%	8/25/35	3,320,065	2,447,595	(b)
Countrywide Home Loans, 2005-HYB9 1A1	2.818%	2/20/36	437,753	300,843	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.557%	6/25/35	2,217,547	1,378,875	(a)(b)
DSLA Mortgage Loan Trust, 2005-AR4 2A1B	0.499%	8/19/45	4,785,582	2,205,363	(b)
Extended Stay America Trust, 2010-ESHA XB1, IO	1.368%	1/5/16	41,000,000	89,954	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 262 S5, IO	6.279%	7/15/42	6,580,198	2,030,444	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.403%	4/25/20	9,748,260	667,415	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.834%	6/25/20	2,451,378	234,855	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.676%	8/25/20	8,019,283	679,562	(b)(c)
Greenpoint Mortgage Funding Trust, 2006-AR6 A4	0.557%	10/25/46	6,580,005	1,773,163	(b)
GS Mortgage Securities Corp., 2010-C1 X, IO	1.685%	8/10/43	16,628,441	1,351,186	(a)(b)(c)
GS Mortgage Securities Corp., IO	2.370%	2/10/21	8,790,441	163,080	(a)(b)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	929,248	982,369	(a)(b)
Homestar Mortgage Acceptance Corp., 2004-1 M1	0.747%	3/25/34	2,668,018	1,562,082	(b)
Homestar Mortgage Acceptance Corp., 2004-6 M4	1.417%	1/25/35	2,448,000	1,149,638	(b)
Indymac Index Mortgage Loan Trust, 2004-AR2 2A1	0.837%	6/25/34	1,925,501	1,704,110	(b)
New York Mortgage Trust, 2005-3 M1	0.667%	2/25/36	2,071,706	1,528,309	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	1,649,459	1,723,731
Residential Funding Mortgage Securities I	3.109%	8/25/35	5,728,331	4,053,092	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 4A1	2.704%	2/25/37	1,763,947	1,380,119	(b)
Total Commercial Mortgage-Backed Securities (Cost — $33,490,940)				34,307,050
Residential Mortgage-Backed Securities — 66.4%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,442,872	1,061,453
Accredited Mortgage Loan Trust, 2003-3 A1	5.210%	1/25/34	1,781,600	1,679,536
American Home Mortgage Assets, 2005-2 2A1A	3.162%	1/25/36	1,188,535	729,312	(b)
American Home Mortgage Investment Trust, 2005-1 6A	2.655%	6/25/45	165,270	154,788	(b)(c)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.667%	9/25/35	473,526	288,717	(a)(b)(c)
American Home Mortgage Investment Trust, 2007-2 2A	1.017%	3/25/47	14,169,061	1,406,315	(b)
American Home Mortgage Investment Trust, 2007-A 4A	0.667%	7/25/46	599,841	176,316	(a)(b)
ARM Trust, 2005-05 1A1	2.969%	9/25/35	409,610	304,949	(b)(c)
ARM Trust, 2005-07 2A21	2.895%	10/25/35	1,040,000	803,852	(b)(c)
ARM Trust, 2005-10 1A21	2.992%	1/25/36	610,857	473,755	(b)(c)
ARM Trust, 2005-12 5A1	0.467%	3/25/36	518,167	300,048	(b)
Banc of America Funding Corp., 2004-B 6A1	2.912%	12/20/34	1,022,998	647,443	(b)
Banc of America Funding Corp., 2004-C 3A1	2.908%	12/20/34	1,327,872	1,176,488	(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities — continued
Banc of America Funding Corp., 2006-D 6A1	5.176%	5/20/36	$2,370,494	$1,831,834	(b)(c)
Banc of America Funding Corp., 2006-F 1A1	2.668%	7/20/36	1,168,317	1,067,331	(b)(c)
Banc of America Funding Corp., 2006-H 3A1	5.952%	9/20/46	302,113	221,624	(b)(c)
Banc of America Funding Corp., 2007-A 2A1	0.379%	2/20/47	500,239	422,247	(b)(c)
Banc of America Funding Corp., 2007-E CA9	5.903%	7/20/47	2,021,479	147,889	(b)
Bayview Financial Acquisition Trust, 2005-B M1	0.666%	4/28/39	3,490,000	2,909,395	(b)
Bayview Financial Acquisition Trust, 2007-A 2A	0.566%	5/28/37	2,414,961	1,311,706	(b)
Bayview Financial Asset Trust, 2007-SR1A M2	1.117%	3/25/37	3,718,769	2,342,825	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M3	1.367%	3/25/37	2,577,154	1,468,978	(a)(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.362%	4/25/34	244,138	243,181	(b)(c)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.843%	4/25/35	275,523	225,862	(b)(c)
Bear Stearns Alt-A Trust, 2005-3 4A3	2.675%	4/25/35	564,714	481,938	(b)(c)
Bear Stearns Alt-A Trust, 2005-9 25A1	4.442%	11/25/35	662,649	506,015	(b)(c)
Bear Stearns Alt-A Trust, 2006-2 23A1	2.945%	3/25/36	2,439,358	1,472,804	(b)(c)
Bear Stearns ARM Trust, 2005-1 2A1	2.900%	3/25/35	686,418	600,774	(b)(c)
Bear Stearns ARM Trust, 2005-6 1A1	2.975%	8/25/35	214,650	168,206	(b)(c)
Bear Stearns Asset Backed Securities Trust, 2003-SD2 1A	3.781%	6/25/43	104,102	105,844	(b)
Bear Stearns Asset Backed Securities Trust, 2005-CL1 A1	0.717%	9/25/34	220,776	166,517	(b)
Chase Mortgage Finance Corp., 2005-A2 1A5	2.782%	1/25/36	3,370,078	2,928,825	(b)(c)
Chase Mortgage Finance Corp., 2006-S3 2A1	5.500%	11/25/21	462,005	442,894	(c)
Chevy Chase Mortgage Funding Corp., 2006-2A A1	0.347%	4/25/47	358,582	212,145	(a)(b)(c)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	2.989%	12/25/35	492,814	304,585	(b)
Citigroup Mortgage Loan Trust Inc., 2006-AR5 2A1A	4.642%	7/25/36	888,315	465,916	(b)
Citigroup Mortgage Loan Trust Inc., 2007-6 1A1A	2.575%	3/25/37	724,829	351,169	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	3.033%	8/25/47	712,100	522,266	(b)(c)
Continental Airlines 2012-2 Pass-Through Certificates, Notes	5.500%	10/29/22	1,000,000	1,030,000
Countrywide Alternative Loan Trust, 2005-14 3A1	2.750%	5/25/35	628,121	359,797	(b)(c)
Countrywide Alternative Loan Trust, 2005-3CB 1A6, IO	6.934%	3/25/35	1,447,423	325,475	(b)
Countrywide Alternative Loan Trust, 2005-7CB 1A3, IO	6.355%	4/25/35	4,305,984	608,453	(b)
Countrywide Alternative Loan Trust, 2005-J10 1A1	0.717%	10/25/35	423,507	288,855	(b)(c)
Countrywide Alternative Loan Trust, 2006-HY10 1A1	5.076%	5/25/36	1,306,369	836,463	(b)(c)
Countrywide Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	238,640	166,642	(c)
Countrywide Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	1,531,109	1,381,271	(c)
Countrywide Home Loans, 2005-11 6A1	0.517%	3/25/35	162,108	117,936	(b)(c)
Countrywide Home Loans, 2005-18 A7	18.930%	10/25/35	76,817	99,299	(b)(c)
Countrywide Home Loans, 2006-HYB4 3B	5.025%	6/20/36	2,206,588	1,461,301	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.556%	11/25/34	487,029	327,165	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-02 2A1	0.537%	3/25/35	191,168	141,549	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-07 2A1	0.527%	3/25/35	462,972	337,481	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.517%	5/25/35	240,089	187,377	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HY10 1A1	3.297%	2/20/36	432,951	294,998	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HYB6 1A1	2.788%	10/20/35	1,549,233	963,586	(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities — continued
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-J2 3A10	48.219%	8/25/35	$124,854	$280,229	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.577%	3/25/35	1,164,570	959,313	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R2 2A3	8.000%	6/25/35	235,334	239,960	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.467%	3/25/36	859,442	647,158	(b)(c)
Credit Suisse First Boston Mortgage Securities Corp., 2005-10 03A3	5.500%	11/25/35	1,073,699	949,287	(c)
Credit Suisse Mortgage Capital Certificates, 2006-8 2A1	5.500%	10/25/21	2,218,297	2,096,344	(c)
Credit Suisse Mortgage Capital Certificates, 2009-5R 2A3	6.056%	7/26/49	4,000,000	2,166,882	(a)(b)(c)
Credit-Based Asset Servicing & Securitization LLC, 2004-CB2 M1	0.997%	7/25/33	777,640	603,360	(b)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR2 3A1	2.876%	10/25/35	2,169,739	1,382,586	(b)(c)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2006-AR1 2A1	3.083%	2/25/36	513,160	327,496	(b)(c)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2007-1 2A1	0.317%	8/25/37	762,797	583,680	(b)(c)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.242%	6/26/35	2,200,000	2,166,450	(a)(b)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.539%	3/19/45	987,054	359,458	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.429%	3/19/45	680,554	534,980	(b)(c)
First Horizon Alternative Mortgage Securities, 2005-AA6 3A1	2.583%	8/25/35	1,793,996	1,480,870	(b)(c)
First Horizon Alternative Mortgage Securities, 2006-FA6 2A1	6.250%	11/25/36	307,967	242,955	(c)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.587%	2/25/37	653,212	378,512	(b)(c)
First Horizon Mortgage Pass-Through Trust, 2005-AR4 2A1	2.605%	10/25/35	1,045,635	908,625	(b)(c)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.477%	10/25/45	743,073	539,102	(b)(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.427%	4/25/36	1,718,167	1,045,102	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.515%	6/25/34	362,987	332,858	(a)(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.447%	2/25/35	347,266	275,209	(a)(b)(c)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 1A3	8.000%	1/25/35	209,940	225,088	(a)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	149,945	163,545	(a)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.567%	1/25/35	458,369	377,690	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.567%	9/25/35	1,120,547	910,487	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	810,554	818,436	(a)
GSMPS Mortgage Loan Trust, 2006-RP1 1A3	8.000%	1/25/36	148,704	153,437	(a)
GSR Mortgage Loan Trust, 2005-3F 1A15	23.029%	3/25/35	94,382	106,851	(b)(c)
GSR Mortgage Loan Trust, 2005-AR4 2A1	3.087%	7/25/35	645,695	530,899	(b)(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.064%	10/25/35	268,202	220,145	(b)(c)
GSR Mortgage Loan Trust, 2006-09F 5A2, IO	6.334%	10/25/36	1,491,130	295,701	(b)
GSR Mortgage Loan Trust, 2006-10F 4A2, IO	6.434%	1/25/37	2,362,286	439,872	(b)
Harborview Mortgage Loan Trust, 2006-02	3.010%	2/25/36	86,102	57,113	(b)(c)
Harborview Mortgage Loan Trust, 2006-3 3A	5.606%	6/19/36	1,879,575	1,311,563	(b)(c)
HSI Asset Loan Obligation Trust, 2007-AR1 4A1	5.139%	1/25/37	605,496	495,128	(b)(c)
IMPAC Secured Assets Corp., 2007-1 A2	0.377%	3/25/37	1,101,093	803,387	(b)(c)
Indymac Inda Mortgage Loan Trust, 2005-AR2 1A1	2.549%	1/25/36	248,908	218,361	(b)(c)
Indymac Index Mortgage Loan Trust, 2004-AR13 1A1	2.559%	1/25/35	182,334	155,109	(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities — continued
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.806%	9/25/35	$209,605	$176,811	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR04 A1A	0.427%	5/25/46	566,127	413,861	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR07 3A1	2.934%	5/25/36	806,021	575,862	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR07 5A1	4.711%	5/25/36	725,264	474,706	(b)
Indymac Index Mortgage Loan Trust, 2006-AR09 3A3	4.934%	6/25/36	1,176,490	1,047,016	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR11 1A1	2.894%	6/25/36	783,505	489,477	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR25 4A3	2.960%	9/25/36	2,774,660	1,324,829	(b)
Indymac Index Mortgage Loan Trust, 2007-AR05 2A1	2.989%	5/25/37	3,532,639	2,346,213	(b)(c)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.749%	8/25/37	474,039	364,035	(b)(c)
Indymac Index Mortgage Loan Trust, 2007-AR7 1A1	4.811%	11/25/37	50,354	44,744	(b)(c)
Jefferies & Co., 2009-R2 5A	3.549%	1/26/36	1,862,876	1,715,533	(a)(b)
Jefferies & Co., 2009-R3 2A2	2.784%	11/26/34	4,040,045	2,343,226	(a)(b)(c)(d)
Jefferies & Co., 2009-R6 6A2	2.651%	10/26/35	2,981,788	1,800,608	(a)(b)(c)
JP Morgan Mortgage Trust, 2005-A6 3A3	3.064%	9/25/35	1,100,000	849,449	(b)(c)
JPMorgan Alternative Loan Trust, 2006-A4 A7	6.300%	9/25/36	1,150,000	597,007	(b)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,500,000	873,055	(b)
JPMorgan Alternative Loan Trust, 2007-A1 3A1	5.751%	3/25/37	1,063,753	720,339	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,834,650	1,776,948	(c)
JPMorgan Mortgage Trust, 2006-S2 2A2	5.875%	6/25/21	252,355	245,241	(c)
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	356,035	325,448	(c)
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	113,537	105,434	(c)
Lehman Mortgage Trust, 2006-3 2A1	0.577%	7/25/36	5,379,270	2,237,370	(b)
Lehman Mortgage Trust, 2006-3 2A2, IO	6.924%	7/25/36	6,074,009	1,387,140	(b)
Lehman XS Trust, 2005-9N 1A1	0.487%	2/25/36	1,978,206	1,430,717	(b)(c)
Lehman XS Trust, 2006-14N 3A2	0.387%	8/25/36	444,243	260,703	(b)
Lehman XS Trust, 2006-19 A4	0.387%	12/25/36	1,833,514	1,055,230	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1	3.289%	10/25/34	277,872	260,564	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.624%	11/21/34	600,000	615,600	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.333%	12/25/34	137,592	128,074	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2005-7 2A1	2.683%	9/25/35	169,313	137,234	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-2 4A1	4.019%	2/25/36	210,161	199,561	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.427%	4/25/46	514,414	342,226	(b)(c)
MASTR Alternative Loans Trust, 2006-2 2A4, IO	6.934%	3/25/36	2,382,496	810,150	(b)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	1,278,234	1,292,768	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	331,782	338,519	(a)
MASTR Reperforming Loan Trust, 2005-2 1A3	7.500%	5/25/35	22,042	20,486	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.221%	5/25/36	2,537,574	2,381,049	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2005-A2 A5	2.530%	2/25/35	650,000	634,048	(b)(c)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1	5.564%	3/25/36	137,988	93,490	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 2A2	3.011%	8/25/34	829,264	778,227	(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities — continued
Morgan Stanley Mortgage Loan Trust, 2005-5AR 4A1	5.270%	9/25/35	$3,811,272	$2,728,512	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2006-1AR 1A1	0.526%	2/25/36	4,876,081	2,911,001	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2006-1AR 1AX, IO	3.811%	2/25/36	18,494,791	2,259,240	(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.477%	3/25/36	2,681,852	1,587,400	(b)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.287%	6/25/36	426,411	195,229	(b)
Morgan Stanley Mortgage Loan Trust, 2007-15AR 4A1	4.993%	11/25/37	2,585,567	1,827,055	(b)(c)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,000,000	1,022,500	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	1,584,274	1,502,745	(a)(c)
RAAC Series, 2006-RP3 A	0.487%	5/25/36	1,057,162	861,100	(a)(b)
RAAC Series, 2007-RP2 A	0.567%	2/25/46	516,901	402,403	(a)(b)
RAAC Series, 2007-RP3 A	0.597%	10/25/46	1,578,284	961,931	(a)(b)
Renaissance Home Equity Loan Trust, 2002-3 A	0.977%	12/25/32	2,542,120	1,754,138	(b)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.457%	8/25/36	800,000	401,069	(b)
Residential Accredit Loans Inc., 2006-QA1 A11	3.533%	1/25/36	1,076,698	719,197	(b)(c)
Residential Accredit Loans Inc., 2006-QA1 A31	6.028%	1/25/36	3,117,306	2,086,316	(b)(c)
Residential Accredit Loans Inc., 2006-QA10 A2	0.397%	12/25/36	1,375,759	862,832	(b)
Residential Accredit Loans Inc., 2006-QA4 A	0.397%	5/25/36	696,392	462,039	(b)(c)
Residential Accredit Loans Inc., 2007-QA2 A1	0.347%	2/25/37	786,387	546,062	(b)(c)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	159,777	165,982
Residential Asset Mortgage Products Inc., 2005-SL2 A5	8.000%	10/25/31	416,625	443,762
Residential Asset Securitization Trust, 2005-A05 A1	0.517%	5/25/35	539,791	495,884	(b)(c)
Residential Asset Securitization Trust, 2005-A05 A2, IO	4.984%	5/25/35	1,780,608	141,145	(b)
Residential Asset Securitization Trust, 2005-A13 1A3	0.687%	10/25/35	365,584	258,528	(b)(c)
Residential Asset Securitization Trust, 2005-A13 1A4, IO	4.814%	10/25/35	365,584	53,977	(b)
Residential Asset Securitization Trust, 2006-A1 1A6	0.717%	4/25/36	3,682,174	2,247,159	(b)
Residential Asset Securitization Trust, 2006-A1 1A7, IO	5.284%	4/25/36	2,537,457	429,107	(b)
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	689,388	599,145	(c)
Residential Funding Mortgage Securities I, 2006-SA2 4A1	5.883%	8/25/36	1,079,246	942,589	(b)(c)
Residential Funding Securities LLC, 2003-RP2 A1	0.667%	6/25/33	43,331	41,617	(a)(b)
Structured Adjustable Rate Mortgage Loan Trust, 2007-1 2A3	5.182%	2/25/37	1,708,383	1,092,454	(b)
Structured ARM Loan Trust, 2004-07 A3	0.707%	6/25/34	254,848	225,809	(b)(c)
Structured ARM Loan Trust, 2004-16 1A2	2.796%	11/25/34	882,798	778,617	(b)(c)
Structured ARM Loan Trust, 2004-18 1A2	2.833%	12/25/34	911,612	766,030	(b)(c)
Structured ARM Loan Trust, 2005-01 1A1	2.846%	2/25/35	1,915,427	1,557,982	(b)(c)
Structured ARM Loan Trust, 2005-04 1A1	2.837%	3/25/35	385,759	320,961	(b)(c)
Structured ARM Loan Trust, 2005-04 3A1	2.778%	3/25/35	148,205	135,214	(b)(c)
Structured ARM Loan Trust, 2005-04 5A	4.955%	3/25/35	742,438	664,380	(b)(c)
Structured ARM Loan Trust, 2005-07 1A3	2.806%	4/25/35	203,522	179,507	(b)(c)
Structured ARM Loan Trust, 2005-12 3A1	2.721%	6/25/35	242,085	211,248	(b)(c)
Structured ARM Loan Trust, 2005-15 1A1	2.747%	7/25/35	518,525	373,528	(b)(c)
Structured ARM Loan Trust, 2005-20 4A2	5.553%	10/25/35	3,408,831	834,121	(b)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities — continued
Structured ARM Loan Trust, 2005-22 1A4	2.665%	12/25/35	$2,132,101	$1,268,264	(b)
Structured ARM Loan Trust, 2006-4 4A1	5.357%	5/25/36	779,330	581,865	(b)(c)
Structured ARM Loan Trust, 2006-8 3A5	4.970%	9/25/36	2,448,732	1,771,705	(b)(c)
Structured ARM Loan Trust, 2007-5 2A2	5.085%	6/25/37	1,269,723	727,796	(b)
Structured ARM Loan Trust, 2007-7 1A1	0.517%	8/25/37	2,436,312	1,700,478	(b)
Structured Asset Investment Loan Trust, 2003-BC10 A4	1.217%	10/25/33	860,000	737,193	(b)
Structured Asset Mortgage Investments Inc., 2006-AR5 4A1	0.437%	5/25/46	883,504	394,967	(b)
Structured Asset Securities Corp., 1999-RF1 A	6.846%	10/15/28	1,163,982	1,119,198	(a)(b)
Structured Asset Securities Corp., 2003-37A 3A7	2.785%	12/25/33	830,746	828,724	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.617%	9/25/33	356,855	324,786	(a)(b)(c)
Structured Asset Securities Corp., 2005-2XS 1A5B	4.650%	2/25/35	1,994,384	2,027,501	(c)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	1,187,070	1,190,308	(c)
Structured Asset Securities Corp., 2005-5 2A2	5.500%	4/25/35	500,000	503,254	(c)
Structured Asset Securities Corp., 2005-RF1 A	0.567%	3/25/35	134,248	109,698	(a)(b)(c)
Structured Asset Securities Corp., 2005-RF2 A	0.567%	4/25/35	129,556	104,605	(a)(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.163%	9/25/37	1,096,839	1,098,584	(b)(c)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2	2.919%	10/20/35	155,991	151,315	(b)(c)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A3	2.919%	10/20/35	1,449,963	1,254,869	(b)(c)
Wachovia Mortgage Loan Trust LLC, 2006-ALT1 A2	0.397%	1/25/37	960,418	564,346	(b)(c)
WaMu Alternative Mortgage Pass-Through Certificates, 2007-3 A9, IO	6.444%	4/25/37	8,299,019	2,157,351	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR10 A3	0.800%	7/25/44	159,015	141,064	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-07 1A6	47.669%	9/25/35	121,284	228,268	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-09 5A4	34.346%	11/25/35	208,991	383,003	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-10 2A3	1.117%	11/25/35	404,546	255,977	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR05 A5	2.467%	5/25/35	1,002,346	995,539	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR05 A6	2.467%	5/25/35	550,000	487,849	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.707%	10/25/45	661,108	443,460	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR14 1A1	2.446%	12/25/35	87,804	87,703	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR08 3A2	5.333%	8/25/36	273,072	250,114	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR10 1A2	2.657%	9/25/36	108,370	83,314	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR10 A1	0.317%	12/25/36	874,687	551,306	(b)
WaMu Mortgage Pass-Through Certificates, 2006-AR16 2A2	5.076%	12/25/36	673,870	570,261	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.608%	3/25/37	1,412,141	1,029,169	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 4A1	2.755%	3/25/37	269,849	241,364	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY6 1A1	2.490%	6/25/37	3,886,368	2,814,358	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 1A1	2.853%	7/25/37	290,247	211,838	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 3A1	4.995%	7/25/37	518,779	428,386	(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities — continued
WaMu Mortgage Pass-Through Certificates, 2007-OA2 2A	2.366%	3/25/47	$361,895	$266,209	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.918%	4/25/47	1,707,981	1,229,076	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.958%	7/25/47	4,060,935	3,208,827	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.667%	4/25/36	92,666	83,612	(b)(c)
Wells Fargo Mortgage Backed Securities Trust, 2007-8 2A6	6.000%	7/25/37	306,674	295,538	(c)
Wells Fargo Mortgage Loan Trust, 2010-RR2 1A2	3.540%	9/27/35	1,800,000	1,503,819	(a)(b)(c)
Total Residential Mortgage-Backed Securities (Cost — $153,798,211)				168,305,992
Asset-Backed Securities — 13.1%
Argent Securities Inc., 2003-W8 M1	1.267%	12/25/33	1,480,770	1,384,700	(b)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	388,246	422,075	(b)
BCAP LLC Trust, 2010-RR10 2A7	2.833%	12/27/34	5,054,762	3,143,905	(a)(b)
Credit-Based Asset Servicing & Securitization, 2005-CB4 M1	0.637%	8/25/35	2,000,000	1,519,349	(b)
Credit-Based Asset Servicing & Securitization LLC, 2006-MH1 M1	6.250%	10/25/36	500,000	489,128	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	2,587,000	2,549,979	(a)
EMC Mortgage Loan Trust, 2002-AA A1	0.687%	5/25/39	250,269	219,340	(a)(b)
Greenpoint Manufactured Housing, 1999-2 A2	2.983%	3/18/29	2,575,000	2,128,740	(b)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	440,000	419,932
Greenpoint Manufactured Housing, 1999-3 2A2	3.609%	6/19/29	1,250,000	1,041,890	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.719%	2/20/30	1,350,000	1,119,859	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.740%	2/20/32	475,000	380,998	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.740%	3/13/32	1,375,000	1,151,903	(b)
GSAMP Trust, 2004-SEA2 M2	1.467%	3/25/34	6,200,000	3,842,890	(b)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	3,360,000	1,206,168
Mid-State Trust, 2005-1 M2	7.079%	1/15/40	1,578,491	1,607,509
Opteum Mortgage Acceptance Corp., 2005-1 M3	0.787%	2/25/35	1,690,000	1,085,754	(b)
Option One Mortgage Loan Trust, 2001-4 A	0.817%	1/25/32	12,928	12,680	(b)
Origen Manufactured Housing, 2006-A A2	3.720%	10/15/37	2,700,000	1,755,000	(b)
Origen Manufactured Housing, 2007-A A2	3.720%	4/15/37	3,506,379	2,279,146	(b)
Pennsylvania Higher Education Assistance Agency, 2003-1 B1	2.420%	7/25/42	3,500,000	3,045,000	(b)
Residential Funding Mortgage Securities II Inc., 2004-HS1 AI6	3.640%	3/25/34	771,633	735,398	(b)(c)
Structured Asset Securities Corp., 2006-GEL3 A2	0.447%	7/25/36	1,826,517	1,725,063	(a)(b)(c)
Total Asset-Backed Securities (Cost — $31,613,181)				33,266,406

			SHARES
PPIP Limited Partnership— 24.1%
RLJ Western Asset Public/Private Master Fund, LP (Cost — $69,368,626)	NA	NA	NA	61,124,933	(d)(e)(f)

			FACE AMOUNT
COLLATERALIZED SENIOR LOANS— 0.9%
ENERGY — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
Chesapeake Energy Corp., Term Loan (Cost - $2,134,000)	8.500%	12/1/17	$2,200,000	$2,210,083	(g)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES— 0.3%
CONSUMER STAPLES — 0.2%
Food & Staples Retailing — 0.2%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	$480,000	$558,673	(a)
INDUSTRIALS — 0.1%
Airlines — 0.1%
Air 2 US, Notes	8.027%	10/1/19	213,810	220,224	(a)
Total CORPORATE BONDS & NOTES (Cost — $717,932)				778,897
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $291,122,890)				299,993,361
Short-Term Investment — 0.7%
Repurchase Agreements — 0.7%
State Street Bank & Trust Co. repurchase agreement dated 9/28/12; Proceeds at maturity - $1,826,002; (Fully collateralized by U.S. government obligations, 0.375% due 4/15/15; Market Value - $1,866,942) (Cost - $1,826,000)	0.010%	10/1/12	1,826,000	1,826,000
TOTAL INVESTMENTS — 119.0% (Cost — $292,948,890#)				301,819,361
Liabilities in Excess of Other Assets — (19.0)%				(48,289,377)
TOTAL NET ASSETS — 100.0%				$253,529,984

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(e)	Illiquid security.
(f)	Investment through RLJ Western Asset Public/Private Collector Fund, LP.
(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	-	Adjustable Rate Mortgage
	IO	-	Interest Only
	STRIPS	-	Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022. The Fund invests at least 80% of its Managed Assets (total assets of the Fund plus any implicit leverage at the Master Fund (defined below) level attributable to the Fund’s investment in the Feeder Fund (defined below) in MBS directly, and indirectly by investing in the RLJ Western Asset Public/Private Collector Fund, LP (the “Feeder Fund”), which invests substantially all of its assets available for investment, alongside the U.S. Department of the Treasury (the “Treasury”), in the RLJ Western Asset Public/Private Master Fund, LP (the “Master Fund”) that has been organized to invest directly in MBS and other assets eligible for purchase under the Legacy Securities Public-Private Investment Program (“PPIP”). As a secondary investment objective, the Fund will seek capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

Notes to schedule of investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Commercial mortgage-backed securities	—	$34,307,050	—	$34,307,050
Residential mortgage-backed securities	—	168,305,992	—	168,305,992
Asset-backed securities	—	33,266,406	—	33,266,406
PIPP limited partnership	—	—	$61,124,933	61,124,933
Collateralized senior loans	—	2,210,083	—	2,210,083
Corporate bonds & notes	—	778,897	—	778,897
Total long-term investments	—	$238,868,428	$61,124,933	$299,993,361
Short-term investments†	—	1,826,000	—	1,826,000
Total investments	—	$240,694,428	$61,124,933	$301,819,361

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	PPIP LIMITED PARTNERSHIP
Balance as of December 31, 2011	$69,367,168
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(1)	6,136,924
Earnings	6,186,803
Return of Capital	(20,565,962)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of September 30, 2012	$61,124,933
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2012(1)	$6,136,924

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

Notes to schedule of investments (unaudited) (continued)

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 9/30/12 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range	Impact to Valuation from an Increase in Input*

Limited Partnership Interests	$61,125	NAV of Limited Partnership Interest	Feeder Fund Ownership Interest	10%-15%	Increase
			Allocated Expenses	.07%-.15%	Decrease

* This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input.  A decrease to the unobservable input would have the opposite effect.  Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) PPIP investment. On March 23, 2009, the Treasury, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve (the “Federal Reserve”), announced the creation of PPIP. PPIP calls for the creation of public private investment funds (“PPIP Limited Partnerships”), such as the Master Fund, through which privately raised capital and Treasury capital are pooled together to facilitate the purchase of PPIP Eligible Assets. PPIP Eligible Assets are those assets determined by the Treasury, from time to time, to be eligible for investment by the Master Fund. Eligible Assets currently include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the Treasury).

The Feeder Fund and Master Fund are Delaware limited partnerships formed to provide certain qualified institutional investors with access to PPIP. The Feeder Fund will participate in PPIP by investing all or substantially all of its assets available for investment, alongside the Treasury, in the Master Fund. The Feeder Fund’s investment objective is to generate attractive returns for investors through long term opportunistic investments in PPIP Eligible Assets. The Master Fund has an investment objective that is consistent with that of the Feeder Fund. The Fund’s interests in the Feeder Fund will be substantially identical to those of the other investors in the Feeder Fund in all material respects except with respect to fees payable in connection with PPIP. Investors in the Fund pay a management fee on the Fund’s Managed Assets, which includes total assets attributable to the Fund’s direct investments and its indirect investment in the leveraged Master Fund. The Feeder Fund invests all of its assets in the Master Fund. The Master Fund invests directly in a portfolio of PPIP Eligible Assets and borrows from the Treasury through a senior secured term loan facility. Neither the Feeder Fund nor the Master Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act, and neither the Feeder Fund nor the Master Fund’s interests are registered under the Securities Act of 1933, as amended.

Pursuant to the terms of the partnership agreement governing the Feeder Fund, the Fund generally may not withdraw from the Feeder Fund, and the Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Feeder Fund, in whole or in part, without the prior written consent of the General Partner. As a result, the Fund’s investment in the Feeder Fund is illiquid.

The Master Fund is expected to terminate on or around November 5, 2017 (unless terminated earlier pursuant to certain conditions), subject to extension at the discretion of the General Partner with the written consent of the Treasury for consecutive periods of up to one year each and up to a maximum of two years. Upon its termination, it is anticipated that the Master Fund (and in turn the Feeder Fund) will distribute substantially all of its net assets to its partners on a pro-rata basis.

Notes to schedule of investments (unaudited) (continued)

On March 12, 2010 the Fund made a subscription for an investment into the Feeder Fund of $68,000,000, $51,000,000 of which was immediately drawn and invested into the Feeder Fund. The Fund made additional investments into the Feeder Fund of $6,800,000, $5,440,000 and $4,760,000 on April 27, 2010, May 20, 2010 and July 6, 2010, respectively. As of September 30, 2012, the Fund has a 12.52% ownership interest in the Feeder Fund and indirectly, 5.48% in the Master Fund through its investment in the Feeder Fund. Additionally, as of September 30, 2012, the Fund had no undrawn capital commitment to the Feeder Fund.

On July 17, 2012, the Fund announced that Western Asset Management Company (“Western Asset”), the Master Fund’s investment adviser and the Fund’s subadviser, had advised the Fund that the Master Fund’s investment period, which could have extended to November 5, 2012, had been ended effective July 15, 2012 and that an orderly winding up of the Master Fund would be undertaken, all pursuant to an agreement with the Treasury. Western Asset advised the Fund that it would continue to seek to maximize the value of the Master Fund’s assets, begin to return capital to investors, manage dispositions prudently, and plan and implement an ultimate winding up of the Master Fund.

(e) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue notes or debt securities or Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

The Master Fund is expected to borrow money from the Treasury for investment purposes in an amount equal to approximately 50% of the Master Fund’s total assets immediately after giving effect to the borrowing (the “Treasury Debt Financing”). The Master Fund will bear the interest expense and other financing costs arising out of its use of the Treasury Debt Financing. To the extent the Fund invests in the Master Fund, through its investment in the Feeder Fund, the Fund will be subject to the implicit risks (and potential benefits) of such leverage. The Fund will also bear its allocable share of the Master Fund’s cost of leverage. While such implicit leverage will not constitute actual borrowing of the Fund for purposes of the 1940 Act, in an effort to mitigate the overall risk of leverage, the Fund does not intend to incur additional direct leverage at the Fund level to the extent that its existing direct leverage at the Fund level and its implicit leverage through its investment in the Master Fund exceeds 33 1/3% of the Fund’s Managed Assets immediately after Borrowings and/or issuances Preferred Stock at the Fund level. “Managed Assets” means the Total Assets of the Fund plus any implicit leverage at the Master Fund level attributable to the Fund’s investment in the Feeder Fund.

(f) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Master Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the

Notes to schedule of investments (unaudited) (continued)

participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,284,676
Gross unrealized depreciation	(13,414,205)
Net unrealized appreciation	$8,870,471

Transactions in reverse repurchase agreements for the Fund during the period ended September 30, 2012 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$17,420,359	1.68%	$51,375,848

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.27% to 1.80% during the period ended September 30, 2012. Interest expense incurred on reverse repurchase agreements totaled $196,848.

At September 30, 2012, the Fund did not hold any reverse repurchase agreements.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended September 30, 2012, the Fund did not invest in any derivative instruments.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Mortgage Defined Opportunity Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	November 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 26, 2012